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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   OCTOBER 22, 1996


                                  POLYCOM, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                    0-27978              94-3128324
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(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)        Identification No.)


2584 Junction Avenue, San Jose, California                    95134
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(Address of principal executive offices)                   (Zip Code)


Company's telephone number, including area code:   (408) 526-9000



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     (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

         Effective November 11, 1996, the company will divide engineering management between dataconferencing and audioconferencing products. Patrick P. Day, Vice President, Engineering, resigned effective November 8, 1996, to return to Texas and his prior employer, and Ardeshir Falaki will now report directly to the President of the company as Vice President of Dataconferencing Engineering. The company has begun a search for a Vice President of Audioconferencing Engineering.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not Applicable.


                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYCOM, INC.



Dated:  October 24, 1996                By:  /s/ Michael R. Kourey
                                           --------------------------------
                                             Michael R. Kourey
                                             Chief Financial Officer





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